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                   AMENDMENT TO REGISTRATION RIGHTS AGREEMENT


         THIS AMENDMENT TO REGISTRATION RIGHTS AGREEMENT, effective as April 13, 2000 (this "AGREEMENT"), between Innovative Gaming Corporation of America (the "COMPANY") and __________________________ (the "INVESTOR").

         WHEREAS, the Investor has previously executed a Registration Rights Agreement (the "INITIAL AGREEMENT") dated as of October 13, 1999, pursuant to which the Company has agreed to provide certain registration rights to Investor;

         WHEREAS, pursuant to the Section 9 of the Initial Agreement, any provision contained therein may be amended in writing by the Company and investors holding a majority of the Registrable Securities and the parties hereto have agreed to amend certain of the provisions of the Initial Agreement in accordance with Section 9 thereof.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby amend the Agreement as follows:

         1. AMENDMENT TO SECTION 2(B) OF THE INITIAL AGREEMENT. Section 2(b) of the Agreement is hereby amended in its entirety and replaced with the provision set forth below:

                   "2. REGISTRATION


                   (b) REGISTRATION DEFAULT. If the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a) is not (i) filed with the Commission within 90 days after the Closing Date or (ii) declared effective by the Commission within 180 days after the Closing Date (either of which, without duplication, an "INITIAL DATE"), then the Company shall make the payments to the Initial Investor as provided in the next sentence as liquidated damages and not as a penalty. The amount to be paid by the Company to the Initial Investor shall be determined as of each Computation Date (as defined below), and such amount shall be equal to 2% (the "LIQUIDATED DAMAGE RATE") of the Purchase Price (as defined in the Securities Purchase Agreement) from the Initial Date to the first Computation Date and 3.5% for each Computation Date thereafter, calculated on a pro rata basis to the date on which the Registration Statement is filed with (in the event of an Initial Date pursuant to clause (i) above) or declared effective by (in the event of an Initial Date pursuant to clause (ii) above) the Commission (the "PERIODIC AMOUNT").

                  At the option of the Company, the full Periodic Amount shall be paid by the Company to the Initial Investor within three days after each Computation Date either (x) by wire transfer of immediately available funds within three days after each Computation Date, or (y) through the issuance of duly and validly authorized and issued, fully paid and nonassessable shares of Common Stock valued at the Market Price (as such term is defined in the Company's Certificate of Designation of Series D 6% Convertible Preferred Stock), provided, however, that to the extent that funds are not available for the payment of the Periodic Amount by wire transfer of immediately available funds, the Periodic Amount shall be paid as provided in clause (y) above. The Common Stock to be issued in lieu of cash payments shall be registered for resale in the Registration Statement.


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                  As used in this Section 2(b), "COMPUTATION DATE" means the date which is 30 days after the Initial Date and, if the Registration Statement required to be filed by the Company pursuant to Section 2(a) has not theretofore been declared effective by the Commission, each date which is 30 days after the previous Computation Date until such Registration Statement is so declared effective.

                  Notwithstanding the above, if the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a) is not filed with the Commission by the 90th day after the Closing Date, the Company shall be in default of this Registration Rights Agreement."

                  2.       MISCELLANEOUS.

                           (a) ENTIRE AGREEMENT. This Amendment and the Initial
                  Agreement embody the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

                           (b) DEFINED TERMS. Except as otherwise expressly
                  provided, or unless the context otherwise requires, all capitalized terms used herein have the meanings ascribed to them in the Initial Agreement.

                           (c) COUNTERPARTS. This Amendment may be executed in
                  any number of counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same document.



         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.


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
                                                          INNOVATIVE GAMING CORPORATION OF AMERICA


                                                          By:
                                                             -------------------------------------
                                                               Name:  Edward G. Stevenson
                                                               Title:    Chief Executive Officer


                                                          Investor:


                                                          By:
                                                             -------------------------------------
                                                               Name:
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